File Nos. 333-133691; 811-21897

Argent Small Cap Fund
(the “Fund”),
a series of Manager Directed Portfolios

Supplement dated October 30, 2020 to the
Prospectus and Statement of Additional Information (“SAI”),
each dated April 30, 2020, as supplemented June 30, 2020

Effective November 1, 2020, John F. Meara no longer serves as a portfolio manager of the Fund but will remain as a Senior Advisor to Argent Capital Management LLC, the Fund's investment adviser. Peter Roy, CFA, will continue to manage the Fund and will serve as lead portfolio manager of the Fund. All references to Mr. Meara and related information are hereby removed and should be disregarded.

Please retain this Supplement with your Prospectus and SAI.